SUMMARY PROSPECTUS | February 1, 2024

Cantor Select Portfolios Trust

Fund	Institutional Class Ticker	Class A Ticker	Class R6 Ticker
Cantor Fitzgerald Large Cap Focused Fund (formerly the Cantor Growth Equity Fund)	FICHX	FICGX	FICIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://largecapfocusedfund.cantorassetmanagement.com. You can also get this information at no cost by calling 1-833-764-2266. The current Prospectus and SAI, dated February 1, 2024, are incorporated by reference into this Summary Prospectus.

Cantor Fitzgerald Large Cap Focused Fund

(formerly the Cantor Growth Equity Fund)

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald Large Cap Focused Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 55 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 58.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional Class	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	none	none
Other Expenses	0.40%	0.34%	0.27%
Total Annual Fund Operating Expenses	1.30%	0.99%	0.92%
Fee Waivers/Reimbursements[1]	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.17%	0.86%	0.79%
1.	The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment
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vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.17%, 0.86%, and 0.79% of the average daily net assets of the Class A, Institutional Class, and Class R6 shares of the Fund, respectively, until January 31, 2025. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$688	$939	$1,223	$2,031
Institutional Class	$88	$289	$522	$1,190
Class R6	$81	$267	$484	$1,109

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2023, the Fund’s (defined in “Performance Information” below) portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in large cap equity securities. The Fund’s sub-adviser, Smith Group Asset Management, LLC (the “Sub-Advisor”), considers large cap equity securities to be those of issuers with a capitalization of at least $10 billion. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 common stocks that the Fund’s Sub-Advisor believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.

The Sub-Advisor employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.

Beginning with a universe of the largest approximately 1,000 U.S. based companies by market capitalization, which include large, mid, and small capitalization companies, the Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, valuation, financials, and earnings quality factors to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth, which the Sub-Advisor believes will allow for a company to experience an extended period of improving earnings growth. In assessing the

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sustainability of a company’s growth, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital. Through this analysis, the Sub-Advisor is seeking to invest in companies with improving returns that, over time, will be converted to higher growth rates. The Fund will generally invest primarily in US companies.

Stocks that pass the initial screens are then evaluated using a proprietary methodology and fundamental analysis to produce a list of 80 - 100 eligible companies that the Sub-Advisor believes have a high probability of earnings growth that exceeds investor expectations. The analysis includes an evaluation of changes in earnings expectations for the company and evaluation of earnings quality. The Sub-Advisor then constructs the Fund’s portfolio based on a traditional fundamental analysis of the companies identified on the list to understand their business prospects, earnings potential, strength of management and competitive positioning.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a negative earnings forecast or report, valuation concerns, deterioration of financial and earnings quality or announcement of a buyout. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and

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sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth Stock Risk. Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Limited Number of Securities Risk. The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Sector Risk. The risk that the value of securities in a particular sector (such as information technology) will decline because of changing expectations for the performance of that sector.

Small to Medium Company Size Risk. The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity Risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute

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contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Cybersecurity Risk. As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Class A performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the First Investors Select Growth Fund, a series of First Investors Equity Funds (the “First Predecessor Fund”) in a tax-free reorganization on October 4, 2019. The Fund acquired all of the assets and liabilities of the Delaware Growth Equity Fund, a series of Delaware Group Equity Funds IV, (the “Predecessor Fund”), (the “Second Predecessor Fund”) together with the First Predecessor Fund, the “Predecessor Funds”) in a tax-free reorganization on September 16, 2022 (the “Reorganization”). In connection with First Predecessor Fund acquisition, shares of the First Predecessor Fund’s Class A shares, Advisor Class shares, and Institutional Class shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares, respectively, of the Second Predecessor Fund. In connection with Second Predecessor Fund acquisition, shares of the Second Predecessor Fund’s Class A shares, Institutional Class shares, and Class R6 shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares of the Fund. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Funds shares.

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Performance information for periods prior to September 16, 2022 does not reflect the Fund’s current Advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://largecapfocusedfund.cantorassetmanagement.com/.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6837) or by visiting the Fund’s website at https://largecapfocusedfund.cantorassetmanagement.com/

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.42% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.28% for the quarter ended June 30, 2022. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2023

	1 year	5 years	10 years or lifetime
Class A return before taxes	21.22%	15.09%	11.95%
Class A return after taxes on distributions	20.45%	10.98%	8.96%
Class A return after taxes on distributions and sale of Fund shares	13.11%	11.66%	9.23%
Institutional Class return before taxes (lifetime: 4/1/13–12/31/23)	29.19%	16.81%	12.99%
Class R6 return before taxes (lifetime: 4/1/13–12/31/23)	29.07%	16.87%	13.05%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)*	26.29%	15.69%	12.03%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	42.68%	19.50%	14.86%
*	The Standard & Poor’s 500 Index replaced the Russell 1000 Growth Index as the Fund’s primary benchmark as the sub-adviser considers the Standard & Poor’s 500 Index a better measure of the broad equity market.
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Standard & Poor’s 500® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global. All rights reserved.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title with Sub-Advisor	Start date on the Fund
Stephen S. Smith, CFA	Chief Executive Officer and Chair of Investment Committee	Since Inception
John D. Brim, CFA	Chief Investment Officer	Since Inception
Eivind Olsen, CFA	Portfolio Manager	Since Inception

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald Large Cap Focused Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

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TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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